                                                       Exhibit 21

                           List of Subsidiaries


        Name of Subsidiary                         State of Incorporation
Legg Mason Wood Walker, Incorporated                          Maryland
Howard Weil Financial Corporation                             Louisiana
Howard, Weil, Labouisse, Friedrichs Incorporated (1)          Louisiana
Western Asset Management Company                              California
Legg Mason Real Estate Services, Inc                          Pennsylvania
Legg Mason Real Estate Services South, Inc. (2)               Florida
Dorman & Wilson, Inc                                          Maryland
LMMB, Inc                                                     Maryland
LM Merchant Banking, Inc                                      Maryland
Legg Mason Fund Adviser, Inc                                  Maryland
Legg Mason Capital Management, Inc                            Maryland
Legg Mason Realty Group, Inc                                  Maryland
Legg Mason Mortgage Corporation                               Maryland
Legg Mason Trust Company                                      Maryland
BFP Financial Partners, Inc                                   Maryland
The Fairfield Group, Inc                                      Pennsylvania
GSH & Co., Inc                                                New York
Gray, Seifert & Co., Inc. (3)                                 New York
Batterymarch Financial Management, Inc                        Maryland
Orchard Financial Services, Inc                               Maryland
Bartlett & Co.                                                Ohio
Bartlett Real Estate, Inc. (4)                                Ohio
Legg Mason Holdings Limited                                   England
                                                              and Wales
Western Asset Global Management Limited (5)                   England
                                                              and Wales



(1)  Subsidiary of Howard Weil Financial Corporation
(2)  Subsidiary of Legg Mason Real Estate Services, Inc.
(3)  Subsidiary of GSH & Co., Inc.
(4)  Subsidiary of Bartlett & Co.
(5)  Subsidiary of Legg Mason Holdings Limited